SCUDDER
INVESTMENTS(SM)
[LOGO]


----------------------
BOND/DOMESTIC
----------------------


Scudder Corporate
Bond Fund
Fund #308









Annual Report
January 31, 2000



For investors seeking a high level of
current income through investment primarily in investment-grade corporate debt securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Investment Portfolio

                      18   Financial Statements

                      21   Financial Highlights

                      22   Notes to Financial Statements

                      26   Report of Independent Accountants

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder Corporate Bond Fund
--------------------------------------------------------------------------------
ticker symbol SCCBX                                              fund number 308
--------------------------------------------------------------------------------

Date of Inception:  o    In a period of rising interest rates, Scudder
8/31/98                  Corporate Bond Fund benefited from strong security
                         selection,
                         extensive diversification, and a neutral duration
                         strategy.
Total Net Assets
as of 1/31/00:      o    The 30-day SEC yield stood at 8.11% as of the end of
$40 million              the period, compared to 7.57% on July 31, 1999.

                    o Over the twelve-month reporting period, the fund finished in the top 31% of the "corporate debt funds BBB-rated" category, according to Lipper Analytical Services.^1


^1 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended January 31, 2000, Scudder Corporate Bond Fund's Lipper ranking was 35 out of 141 funds for the six-month period and 41 out of 134 funds for the one-year period.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The U.S. economy continued to exceed investors' growth expectations over the past twelve months, capping the longest economic expansion in the nation's history. While this remarkable environment was accompanied by equally impressive performance from the domestic equity markets, it has not been favorable for bonds. Strong economic growth and tight labor markets have sparked fears of accelerating inflation. In an effort to fend off potentially excessive growth that could harm the U.S. economy in the long run, the Federal Reserve publicly cautioned investors and increased key short-term interest rates three times in the second half of 1999. By January, the continued strength of the domestic economy had raised fears that the Fed would be forced to raise rates several more times in 2000.

We never like to see price declines, but as professional investment managers we know that the bond market's ups and downs are inevitable. With the cyclical nature of the fixed income markets as a given, we believe that the job of your fund's management team is to seek high current income and the best total returns (price changes plus dividend income) in all market environments. This means exceeding the performance of our peers in rising markets and declining less in falling markets. We believe that the fact that the fund has outperformed its peer group average over the most recent reporting period is indicative of its success in achieving this goal. For more information on the fund's strategy and management's outlook for the bond market, please turn to the Portfolio Management Discussion that begins on page 9.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the fund's most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Corporate Bond Fund.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Corporate Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                          Lehman Brothers
               Scudder Corporate      Corporate Intermediate
                   Bond Fund               Bond Index*

        8/98        10000                    10000
       10/98        10178                    10217
        1/99        10553                    10423
        4/99        10472                    10382
        7/99        10252                    10224
       10/99        10337                    10403
        1/00        10340                    10347


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                            Total Return
                               Growth of                                  Average
Period ended 1/31/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Corporate Bond Fund
------------------------------------------------------------------------------------
1 year                         $   9,799               -2.01%               -2.01%
------------------------------------------------------------------------------------
Life of Fund**                 $  10,340                3.40%                2.39%
------------------------------------------------------------------------------------
Lehman Brothers Corporate Intermediate Bond Index*
------------------------------------------------------------------------------------
1 year                         $   9,927               -0.73%               -0.73%
------------------------------------------------------------------------------------
Life of Fund**                 $  10,347                3.47%                2.43%
------------------------------------------------------------------------------------


* The Lehman Brothers Corporate Intermediate Bond Index is a subset of the companies in the Lehman Brothers Corporate Bond Index with maturities of less than 10 years, calculated on a total return basis. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on August 31, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER CORPORATE BOND FUND TOTAL RETURN (%) AND
LEHMAN BROTHERS CORPORATE INTERMEDIATE BOND INDEX* TOTAL RETURN (%)

                                      Yearly periods ended January 31

                                         1999**  2000
----------------------------------------------------------------------
Fund Total
Return (%)                                 5.53  -2.01
----------------------------------------------------------------------
Index Total
Return (%)                                 4.23  -0.73
----------------------------------------------------------------------
Net Asset
Value ($)                                 12.27  11.18
----------------------------------------------------------------------
Income
Dividends
($)                                        0.36   0.82
----------------------------------------------------------------------
Capital
Gains
Distributions
($)                                        0.03   0.02
----------------------------------------------------------------------


* The Lehman Brothers Corporate Intermediate Bond Index is a subset of the companies in the Lehman Brothers Corporate Bond Index with maturities of less than 10 years, calculated on a total return basis. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

** The Fund commenced operations on August 31, 1998.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               January 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                   The fund remains focused
Corporate Bonds             65%                             on high-quality
U.S. Treasury Obligations   22%                      corporate bonds issued
U.S. Government Agency                                    by companies with
Pass-Thrus                   7%                         strong, stable cash
Foreign Bonds--                                                      flows.
U.S.$ Denominated            4%
Asset Backed                 1%
Cash Equivalents             1%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                       Management increased its
U.S. Government Agencies &                               positions in both high
Treasury Obligations        28%                                yield issues and
AAA*                         7%                          government securities.
AA                           1%
A                           22%
BBB                         15%
BB                          15%
B                           11%
NR                           1%
------------------------------------
                           100%
------------------------------------
* Category includes cash equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                            Over the last six
Less than 1 year             2%                        months, management has
1 through 5 years           38%                                 decreased the
5 through 8 years           22%                      portfolio's weighting in
8 through 10 years          26%                      bonds with maturities of
Greater than 10 years       12%                         less than 5 years and
------------------------------------                   more than 8 years, and
                           100%                        increased its position
------------------------------------                    in intermediate- term
Weighted average effective                                            issues.
maturity: 8.18 years




For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2000

In the following interview, portfolio manager Robert S. Cessine discusses the Scudder Corporate Bond Fund's strategy and the market environment during the twelve-month period ended January 31, 2000.

Q: The bond market produced extremely weak performance over the past year. What were some of the causes of this downturn, and how has it affected corporate bonds?

A: Bond prices have been under significant pressure in recent months, but the good news for investors in the fund is that corporate bonds have held up relatively well in relation to Treasuries. The fact that growth in both the United States and the overseas economies has come in well above expectations has dampened bond market performance since early last year. Treasury yields began 1999 at slightly above 5%, reflecting the widely held expectation that growth would remain tame and that deflation, not inflation, would be the market's primary concern. As the year progressed, however, it became apparent that the global economy would in fact be much stronger than expected. Asia staged a sharp recovery, thereby removing one of the key factors that was supporting bond prices. Commodity prices also staged a rebound, led by the surge in oil prices to nine-year highs in January 2000. On the domestic front, continued gains in the stock market helped fuel a 9% increase in holiday sales, and the gross domestic product posted a strong 5.8% gain in the fourth quarter. Most important, very low levels of unemployment sparked concerns that a sharp increase in wage growth was inevitable. While actual evidence of inflation on the consumer level remains spotty, the consensus among market participants is that the Fed will be forced to raise rates on multiple occasions during the course of this year. These factors have combined to create an extremely negative environment for bonds. The yield on the benchmark 30-year Treasury issue, which stood at 5.19% on January 31, 1999, rose to a peak of 6.75% by January 20, 2000. Five- and ten-year Treasury notes were hit especially hard in the latter half of the period.

Corporate bonds did not perform well on an absolute basis over the past year, but the sector did manage to outperform Treasuries. While a strong economy is a negative from an interest rate standpoint, it can also provide a boost to corporate earnings. This, in turn, provides a solid underpinning for corporate bond prices. The sector has also benefited from its attractive yields in relation to Treasuries and other sectors of the market. Although corporate bond prices came under pressure during the third quarter as investors anticipated a supply-demand imbalance arising from Y2K concerns, this fear ultimately proved unfounded. As a result, the sector was able to rebound from artificially depressed levels throughout the fourth quarter of 1999.

Q: How did the fund perform in this environment?

A: Over the twelve-month period ended January 31, 2000, the fund returned -2.01%, which trailed the -0.73% return of its benchmark, the Lehman Brothers Corporate Intermediate Bond Index. According to Lipper Analytical Services, the fund outperformed the -2.79% average return of funds in its peer group (corporate debt funds BBB-rated) and finished in the top 31% of comparable funds. We attribute the fund's strong performance versus its peers to good security selection and our decision to maintain a neutral duration strategy over the second half of the period.

Q: How is the fund positioned within the corporate sector?

A: We continue to focus on bonds issued by companies with strong, reliable cash flows. The financial press generally focuses on the way a company's earnings affect its stock price, but the strength and quality of earnings is also an important driver of corporate bond prices. In managing the portfolio, we utilize intensive credit research in order to avoid companies whose bonds can "blow up" due to low-quality earnings. Another benefit of this approach is that it has led us to sectors that have done very well over the past year. In particular, we have positioned the portfolio to benefit from the rally in the media and telecom areas. Our holdings in bonds issued by Intermedia, Level 3, Qwest, and TCI were strong performers. In addition, our position in the energy sector -- including holdings in bonds issued by Apache, Barrett Resources, Louisiana Land and Exploration, Conoco, and Petrogeo Services -- was boosted by the sharp rise in oil prices.

Over the latter part of the period, we made a point to increase the fund's diversification. This was accomplished by spreading the fund's holdings among a wider range of sectors, and striving to limit its positions sizes in individual bonds. We are confident that the fund's diversified mix of bonds issued by companies in a variety of industries -- including utilities, financials, retailers, and auto manufacturers -- will help it produce steady performance over time.

Q: What was your strategy with respect to duration and credit quality?

A: Six months ago, we mentioned that we were in the process of reducing the fund's duration in order to bring it to a neutral level with respect to its benchmark. We accomplished this by trimming its position in bonds with the longest maturities (20-30 years) and investing in intermediate-term bonds, which we believed were more attractive from a risk/reward standpoint. Although intermediate-term issues underperformed amid the bond market volatility that has so far characterized this year, this decision has had a positive impact on fund performance in the negative interest rate environment of the last six months.

As of January 31, the average credit quality of the fund's holdings stood at A2, which was unchanged from the end of July. We achieved this rating by employing a "barbell" approach, whereby we balanced our increased over- weighting in high yield issues (which carry ratings of BB or below) with a larger position in bonds rated A or AA. The impetus for this strategy has been our belief that high-quality investment grade bonds and high yield issues offer better value than bonds that lie in between the two ratings categories (such as those rated BBB).

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled well into 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current bias toward higher rates, we believe that bond market performance will remain volatile. We will therefore maintain a neutral duration strategy until the interest rate outlook stabilizes. In doing so, we intend to position the portfolio to ride out the effects of further bond market volatility, while at the same time providing the portfolio with the flexibility to increase the fund's interest rate exposure once it becomes apparent that the Fed is finished raising rates.

Scudder Corporate Bond Fund:
A Team Approach to Investing

Scudder Corporate Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Portfolio manager Robert S. Cessine is responsible for the fund's investment strategy, including duration management, asset allocation, security selection, and trading. Mr. Cessine joined the Adviser as a portfolio manager in January 1993, and has over 18 years of industry experience.

Investment Portfolio                                      as of January 31, 2000
--------------------------------------------------------------------------------

                                                              Principal
                                                              Amount ($)   Value ($)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Repurchase Agreements 0.3%
-----------------------------------------------------------------------------------
 State Street Bank and Trust Company, 5.68%, to be                       ----------
    repurchased at $103,016 on 2/1/2000 (Cost $103,000)* ..     103,000     103,000
                                                                         ----------

-----------------------------------------------------------------------------------
U.S. Treasury Obligations 22.4%
-----------------------------------------------------------------------------------

 U.S. Treasury Bond, 5.25%, 2/15/2029 .....................     950,000     791,322
 U.S. Treasury Bond, 6.125%, 8/15/2029 ....................   1,450,000   1,380,212
 U.S. Treasury Note, 5.5%, 8/31/2001 ......................   3,125,000   3,073,719
 U.S. Treasury Note, 6.125%, 12/31/2001 ...................     800,000     792,376
 U.S. Treasury Note, 5.875%, 11/15/2004 ...................   2,100,000   2,030,112
 U.S. Treasury Note, 7.5%, 2/15/2005 ......................     500,000     515,235

-----------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $8,621,685)                         8,582,976
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
U.S. Government Agency Pass-thrus 2.5%
-----------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003                      ----------
    (Cost $1,025,610) .....................................   1,000,000     957,660
                                                                         ----------

-----------------------------------------------------------------------------------
Collateralized Mortgage Obligations 4.2%
-----------------------------------------------------------------------------------


 Federal National Mortgage Association, 6.5%, 3/1/2028 ....   1,375,243   1,277,686
 Federal National Mortgage Association, 7.25%, 1/15/2010 ..     349,930     347,799

-----------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $1,732,936)               1,625,485
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 4.0%
-----------------------------------------------------------------------------------


 PacifiCorp Australia LLC, 6.15%, 1/15/2008 ...............   1,000,000     896,640
 Petroleum Geo-Services, 6.625%, 3/30/2008 ................     500,000     455,970
 Tembec Industries, Inc., 8.625%, 6/30/2009 ...............     200,000     195,000

-----------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $1,702,720)                1,547,610
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
Asset Backed 1.3%
-----------------------------------------------------------------------------------


 Automobile Receivables
 First Security Auto Owner Trust, Series 1999-2 A3, 6%,                  ----------
    10/15/2003 (Cost $500,000) ............................     500,000     493,047
                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)  Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Corporate Bonds 65.3%
------------------------------------------------------------------------------------

 Consumer Discretionary 2.8%
 Finlay Fine Jewelry Co., 8.375%, 5/1/2008 .................     250,000     225,000
 Harrah's Operating Co., Inc., 7.875%, 12/15/2005 ..........     250,000     236,250
 NBTY Inc., Series B, 8.625%, 9/15/2007 ....................     150,000     137,250
 Tricon Global Restaurants, 7.65%, 5/15/2008 ...............     500,000     468,125
                                                                          ----------
                                                                           1,066,625
                                                                          ----------
 Consumer Staples 7.4%
 Bass America Inc., 6.625%, 3/1/2003 .......................     500,000     485,510
 Fleming Companies, Inc., Series B, 10.625%, 7/31/2007 .....     250,000     225,000
 Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ..........     500,000     434,000
 Phillip Morris Companies, Inc., 7.2%, 2/1/2007 ............     400,000     374,368
 Safeway Inc., 7.25%, 9/15/2004 ............................     375,000     368,756
 The Great Atlantic & Pacific Tea Co., Inc., 7.7%, 1/15/2004   1,000,000     949,960
                                                                          ----------
                                                                           2,837,594
                                                                          ----------
 Communications 11.5%
 AT&T Corp., 6%, 3/15/2009 .................................     250,000     222,318
 Allegiance Telecom, Inc., 12.875%, 5/15/2008 ..............     250,000     277,500
 Intermedia Communications, Inc., Series B, 8.875%,
    11/1/2007 ..............................................     250,000     231,250
 Level 3 Communications, Inc., 9.125%, 5/1/2008 ............     250,000     230,000
 McLeodUSA Inc., 8.125%, 2/15/2009 .........................     500,000     450,000
 Metromedia Fiber Network, Inc., 10%, 12/15/2009 ...........     175,000     175,000
 Qwest Communications International, 7.5%, 11/1/2008 .......   1,000,000     964,160
 SBA Communications Corp., Step-up Coupon, 0% to
    3/1/2003, 12% to 3/1/2008 ..............................     400,000     272,000
 Sprint Capital Corp., 5.875%, 5/1/2004 ....................     500,000     479,800
 Sprint Capital Corp., 6.125%, 11/15/2008 ..................     600,000     536,088
 Sprint Capital Corp., 6.375%, 5/1/2009 ....................     650,000     590,896
                                                                          ----------
                                                                           4,429,012
                                                                          ----------
 Financial 13.6%
 Bank United Capital Trust, Series B, 10.25%, 12/31/2026 ...     250,000     222,275
 Capital One Bank, 6.57%, 1/27/2003 ........................     250,000     241,175
 First Union Institutional Capital II, 7.85%, 1/1/2027 .....   1,000,000     922,400
 Firststar Bank, 7.125%, 12/1/2009 .........................     200,000     190,134
 FleetBoston Financial Corporation, 7.375%, 12/1/2009 ......     200,000     193,920
 Ford Motor Credit Corp., 5.75%, 2/23/2004 .................     500,000     468,070
 General Electric Capital Corp., 7%, 2/3/2003 ..............     425,000     421,281
 General Motors Acceptance Corporation, 7.75%, 1/19/2010 ...     350,000     346,521



    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Goldman Sachs Group, Inc., Series B, 7.8%, 1/28/2010 .     375,000     370,226
 National Westminster Bank PLC, 7.375%, 10/1/2009 .....     400,000     385,876
 PNC Funding Corp., 7%, 9/1/2004 ......................     200,000     194,800
 Prudential Insurance Co., 6.375%, 7/23/2006 ..........   1,000,000     925,030
 Salomon Inc., 7.3%, 5/15/2002 ........................     350,000     348,341
                                                                     ----------
                                                                      5,230,049
                                                                     ----------
 Media 8.8%
 AMFM Inc., 8%, 11/1/2008 .............................     500,000     498,750
 British Sky Broadcasting Group PLC, 6.875%, 2/23/2009      400,000     353,224
 Charter Communication Holdings LLC, 8.25%, 4/1/2007 ..     500,000     460,000
 Liberty Media Group, 8.25%, 2/1/2030 .................     250,000     248,540
 News America Holdings, Inc., 9.25%, 2/1/2013 .........     500,000     541,820
 Outdoor Systems, Inc., 8.875%, 6/15/2007 .............     250,000     255,313
 TCI-Communications, Inc., 8%, 8/1/2005 ...............   1,000,000   1,020,470
                                                                     ----------
                                                                      3,378,117
                                                                     ----------
 Service Industries 3.1%
 Allied Waste North America, 7.375%, 1/1/2004 .........     250,000     225,000
 Cendant Corp., 7.75%, 12/1/2003 ......................     500,000     494,605
 Integrated Electrical Services, Inc., 9.375%, 2/1/2009     500,000     481,250
                                                                     ----------
                                                                      1,200,855
                                                                     ----------
 Durables 3.8%
 Daimler-Benz NA Holdings, 7.375%, 9/15/2006 ..........     500,000     490,675
 Ford Motor Credit Corp., 7.375%, 10/28/2009 ..........     500,000     488,350
 Lear Corp., Series B, 7.96%, 5/15/2005 ...............     500,000     475,600
                                                                     ----------
                                                                      1,454,625
                                                                     ----------
 Manufacturing 0.6%
 Radnor Holdings Corp., 10%, 12/1/2003 ................     250,000     240,000
                                                                     ----------
 Technology 3.6%
 IBM Corp., 5.1%, 11/10/2003 ..........................   1,000,000     922,500
 Xerox Corp., 5.5%, 11/15/2003 ........................     500,000     463,800
                                                                     ----------
                                                                      1,386,300
                                                                     ----------
 Energy 4.5%
 Barrett Resources Corp., 7.55%, 2/1/2007 .............     300,000     278,850
 Duke Energy Corp., 10%, 8/15/2001 ....................     500,000     517,220
 Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 ...     500,000     446,895
 Pioneer Natural Resources Co., 6.5%, 1/15/2008 .......     400,000     335,272
 Williams Gas Pipeline Center, 7.375%, 11/15/2006 .....     150,000     146,124
                                                                     ----------
                                                                      1,724,361
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)  Value ($)
------------------------------------------------------------------------------------

 Construction 0.6%
 Nortek, Inc., Series B, 9.125%, 9/1/2007 ................      250,000     236,250
                                                                         ----------
 Transportation 0.9%
 Delta Air Lines, Inc., 7.9%, 12/15/2009 .................      100,000      96,138
 Delta Air Lines, Inc., 8.3%, 12/15/2029 .................      250,000     239,750
                                                                         ----------
                                                                            335,888
                                                                         ----------
 Utilities 4.1%
 Cleveland Electric Illumination Co., Series B, 7.67%,
    7/1/2004 .............................................      600,000     585,161
 Detroit Edison Co., 7.5%, 2/1/2005 ......................      375,000     373,466
 Houston Lighting & Power Capital Trust II, Series B,
    8.257%, 2/1/2037 .....................................      250,000     228,125
 Niagara Mohawk Power Corp., 6.625%, 7/1/2005 ............      400,000     378,244
                                                                         ----------
                                                                          1,564,996
                                                                         ----------
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $26,280,208)                                 25,084,672
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $39,966,159) (a)              38,394,450
------------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $40,000,752. At January 31, 2000, net unrealized depreciation for all investment securities based on tax cost was $1,606,302. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $108,047 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $1,714,349.

     Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------
Investments in securities, at value (cost $39,966,159) ................   $ 38,394,450
Cash ..................................................................            164
Receivable for investments sold .......................................      3,044,142
Receivable for Fund shares sold .......................................         12,396
Interest receivable ...................................................        682,451
Due from Adviser ......................................................        458,321
                                                                          ------------
Total assets ..........................................................     42,591,924

Liabilities
--------------------------------------------------------------------------------------
Payable for investments purchased .....................................      2,179,254
Dividends payable .....................................................         30,409
Payable for Fund shares redeemed ......................................         23,972
Accrued expenses and payables .........................................        159,356
                                                                          ------------
Total liabilities .....................................................      2,392,991
--------------------------------------------------------------------------------------
Net assets, at value                                                      $ 40,198,933
--------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...................................         25,511
Net unrealized appreciation (depreciation) on investments .............     (1,571,709)
Accumulated net realized gain (loss) ..................................     (1,369,004)
Paid-in capital .......................................................     43,114,135
--------------------------------------------------------------------------------------
Net assets, at value                                                      $ 40,198,933
--------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($40,198,933 /
   3,597,134 outstanding shares of beneficial interest, $.01 par value,   ------------
   unlimited number of shares authorized) .............................   $      11.18
                                                                          ------------


    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------
Statement of Operations for the year ended January 31, 2000
-----------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------
Interest ......................................................   $ 2,771,356
                                                                 ------------
Total income ..................................................     2,771,356
                                                                 ------------
Expenses:
Management fee ................................................       253,396
Services to shareholders ......................................       385,340
Custodian and accounting fees .................................        42,186
Trustees' fees and expenses ...................................        26,313
Reports to shareholders .......................................         9,247
Auditing ......................................................        21,233
Legal .........................................................         9,317
Registration fees .............................................        36,820
Other .........................................................        10,406
                                                                 ------------
Total expenses, before expense reductions .....................       794,258
Expense reductions ............................................      (794,258)
                                                                 ------------
Total expenses, after expense reductions ......................            --
-----------------------------------------------------------------------------
Net investment income                                               2,771,356
-----------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------
Net realized gain (loss) from investments .....................    (1,369,004)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (2,191,253)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (3,560,257)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  (788,901)
-----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     For the Period
                                                                     August 31, 1998
                                                      Year Ended    (commencement of
                                                      January 31,    operations) to
Increase (Decrease) in Net Assets                        2000       January 31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  2,771,356    $    901,007
Net realized gain (loss) on investment transactions     (1,369,004)        141,244
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (2,191,253)        619,544
                                                      ------------ ---------------
Net increase (decrease) in net assets resulting
   from operations ................................       (788,901)      1,661,795
                                                      ------------ ---------------
Distributions to shareholders:
From net investment income ........................     (2,770,256)       (901,007)
                                                      ------------ ---------------
From net realized gains ...........................        (63,549)        (81,962)
                                                      ------------ ---------------
Fund share transactions:
Proceeds from shares sold .........................     16,709,082      36,901,098
Reinvestment of distributions .....................      2,511,399         956,646
Cost of shares redeemed ...........................    (12,114,708)     (1,821,904)
                                                      ------------ ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      7,105,773      36,035,840
                                                      ------------ ---------------
Increase (decrease) in net assets .................      3,483,067      36,714,666
Net assets at beginning of period .................     36,715,866           1,200
Net assets at end of period (including
   undistributed net investment income of $25,511     ------------ ---------------
   at January 31, 2000) ...........................   $ 40,198,933    $ 36,715,866
                                                      ------------ ---------------

Other Information
----------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      2,991,753             100
                                                      ------------ ---------------
Shares sold .......................................      1,433,580       3,063,041
Shares issued to shareholders in reinvestment of
   distributions ..................................        217,346          78,297
Shares redeemed ...................................     (1,045,545)       (149,685)
                                                      ------------ ---------------
Net increase (decrease) in Fund shares ............        605,381       2,991,653
                                                      ------------ ---------------
Shares outstanding at end of period ...............      3,597,134       2,991,753
                                                      ------------ ---------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                                                   2000(a)  1999(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                               $12.27  $12.00
                                                                   -----------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                                               .82     .36
------------------------------------------------------------------------------------
  Net realized and unrealized gain on investment transactions       (1.07)    .30
                                                                   -----------------
------------------------------------------------------------------------------------
  Total from investment operations                                   (.25)    .66
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                              (.82)   (.36)
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                      (.02)   (.03)
                                                                   -----------------
------------------------------------------------------------------------------------
  Total distributions                                                (.84)   (.39)
------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.18  $12.27
                                                                   -----------------
------------------------------------------------------------------------------------
Total Return (%) (c)                                                (2.01)   5.53**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 40      37
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      2.04    2.55*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       0.00    0.00*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                                   7.11    6.96*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                           104      97*
------------------------------------------------------------------------------------


(a)  For the year ended January 31, 2000.

(b) For the period August 31, 1998 (commencement of operations) to January 31, 1999.

(c)  Total returns would have been lower had expenses not been reduced.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Corporate Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company and is organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $425,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008, the expiration date, whichever occurs first.

In addition, from November 1, 1999 through January 31, 2000, the Fund incurred approximately $909,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $18,004,259 and $17,923,421, respectively. Purchases and sales of U.S. Government obligations aggregated $26,238,054 and $20,080,465, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of

0.65%. The Adviser and certain of its subsidiaries have agreed to reimburse or not to impose, respectively, all of their fees payable by the Fund until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 0.0% of average daily net assets. For the year ended January 31, 2000 the Adviser did not impose any portion of its management fee amounting to $253,396. Further, the Fund's reimbursement due from the Adviser for the year ended January 31, 2000 amounted to $458,321.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended January 31, 2000, SSC did not impose any of its fees amounting to $29,137.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended January 31, 2000, STC did not incur any fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended January 31, 2000, SFAC did not impose any of its fees amounting to $37,500.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $337,799.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended January 31, 2000, the Trustees' fees and expenses of the Fund not imposed aggregated $13,500 and the amount imposed aggregated $12,813.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended January 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,200 and $1,204, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Income Fund, pursuant to which Scudder Income Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for redesignated shares ("Class S") of the Scudder Income Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about July 13, 2000.

As a result of the Reorganization, each shareholder of the Scudder Corporate Bond Fund will become a shareholder of the Class S shares of the Scudder Income Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Class S shares of the Scudder Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Corporate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Corporate Bond Fund (the "Fund") at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
March 17, 2000

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                           Kelly D. Babson*
   o  President and Trustee                    o  Vice President

 Henry P. Becton, Jr.                        Robert S. Cessine*
   o  Trustee; President and General           o  Vice President
      Manager, WGBH Educational
      Foundation                             Valerie F. Malter*
                                               o  Vice President
 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll           Ann M. McCreary*
      Associates; Executive Fellow,            o  Vice President
      Center for Business Ethics, Bentley
      College                                Gary A. Langbaum*
                                               o  Vice President
 Peter B. Freeman
   o  Trustee; Corporate Director and        John Millette*
      Trustee                                  o  Vice President and Secretary

 George M. Lovejoy, Jr.                      John R. Hebble*
   o  Trustee; President and Director,         o  Treasurer
      Fifty Associates
                                             Caroline Pearson*
 Wesley W. Marple, Jr.                         o  Assistant Secretary
   o  Trustee; Professor of Business
      Administration, Northeastern           *Scudder Kemper Investments, Inc.
      University, College of Business
      Administration

 Kathryn L. Quirk*
   o  Trustee; Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser





SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com




A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.